Inventories	9 Months Ended
Sep. 30, 2013
Inventory Disclosure [Abstract]
Inventories

2.    Inventories

Inventories consist of the following:

	As of December 31,		As of September 30,
	2011	2012	2013
	(in thousands)		(unaudited)
Work in progress	$1,354	$3,665	$5,491
Finished goods	5,627	7,451	4,339

	$6,981	$11,116	$9,830

During the second quarter of 2013, in order to prepare for the implementation of a new ERP system, management performed a detailed review of the production processes of the Company’s products and concluded that, upon completion of the final quality testing and prior to packing for shipping, those products should be included in finished goods as they are ready for sale. Previously, products were not classified as finished goods until they were fully packed for shipment. Accordingly, the Company has revised the classification of work in progress and finished goods by stage of production to include completed but not packaged products as finished goods. Management considers that both approaches of segregating work in progress and finished goods have their basis. To ensure the disclosure of inventory is consistent for each of the periods presented, the Company has revised the classification of inventory by stage of completion by now including $5,464 and $7,373 in finished goods as of December 31, 2011 and 2012, respectively that was previously included in work in progress. The impact of this revision had no impact on total inventory balances.

For the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2012 and 2013, the Company recorded inventory write-downs of $1,561, $545, $522, $204 (unaudited) and $414 (unaudited), respectively, due to excess and obsolete inventory and lower of cost or market markdown. As of December 31, 2011 and 2012 and September 30, 2013, the Company has a total inventory reserve balance of $2,173, $2,406 and $1,321 (unaudited), respectively. Once the write-down is recorded, it establishes a new cost basis and is not subsequently reversed.